EXHIBIT 10.5(vi)

                           LEASE TERMINATION AGREEMENT

         WHEREAS, the undersigned are the parties to that certain Business Lease dated July 1, 1998, as amended; and

         WHEREAS, OraLabs, Inc. has relocated its business into another facility and the Landlord has agreed to a mutual termination of the Business Lease.

         NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the adequacy and sufficiency of which is acknowledged by the parties, the parties agree that the Business Lease is terminated effective May 31, 2004, and that from and after that date, the parties are fully released from all obligations to each other.





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TENANT:                                LANDLORD:

ORALABS, INC., a Colorado corporation  2780 SOUTH RARITAN,  LLC, a Colorado limited liability company

By:/s/ Emile Jordan                    By:   /s/ Gary H. Schlatter
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                                                 Gary H. Schlatter, Manager
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